Exhibit 99.1

Annual Shareholders’ Meeting May 5, 2026

2 FORWARD-LOOKING STATEMENTS This presentation and statements by our management may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include, without limitation, statements regarding our acquisition of Sandy Spring Bancorp, Inc. (“Sandy Spring”), including expectations with regard to the benefits of the Sandy Spring acquisition; statements regarding our strategic expansion into North Carolina; statements regarding our business, financial and operating results, including our deposit base and funding; the impact of changes in economic conditions, anticipated changes in the interest rate environment and the related impacts on our net interest margin, changes in economic, fiscal or trade policy and the potential impacts on our business, loan demand and economic conditions in our markets and nationally; management’s beliefs regarding our liquidity, capital resources, asset quality, CRE loan portfolio and our customer relationships; statements regarding our strategy, statements that include other projections, predictions, expectations, or beliefs about future events or results or otherwise are not statements of historical fact, and statements on the slides entitled “Capital Management Priorities”, “Medium-Term Financial Targets” ,”Harnessing Organic Power” and “2026 Financial Outlook”. Such forward-looking statements are based on certain assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties, and other factors, some of which cannot be predicted or quantified, that may cause actual results, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. Forward-looking statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “seek to,” “potential,” “continue,” “confidence,” or words of similar meaning or other statements concerning opinions or judgment of Atlantic Union Bankshares Corporation (the “Company,” “AUB,” “we,” “us” or “our”) and our management about future events. Although we believe that our expectations with respect to forward-looking statements are based on reasonable assumptions within the bounds of our existing knowledge of our business and operations, there can be no assurance that actual future results, performance, or achievements of, or trends affecting, us will not differ materially from any projected future results, performance, achievements or trends expressed or implied by such forward-looking statements. Actual future results, performance, achievements or trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to, the effects of or changes in: • market interest rates and their related impacts on macroeconomic conditions, customer and client behavior, our funding costs and our loan and securities portfolios; • economic conditions, including inflation and recessionary conditions and their related impacts on economic growth and customer and client behavior; • U.S. and global trade policies and tensions, including changes in, or the imposition of, tariffs and/or trade barriers and the economic impacts, volatility and uncertainty resulting therefrom, and geopolitical instability; • volatility in the financial services sector, including failures or rumors of failures of other depository institutions, along with actions taken by governmental agencies to address such turmoil, and the effects on the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; • legislative or regulatory changes and requirements, including changes in federal state or local tax laws and changes impacting the rulemaking, supervision, examination and enforcement priorities of the federal banking agencies; • the sufficiency of liquidity and changes in our capital position; • general economic and financial market conditions in the United States generally and particularly in the markets in which we operate and which our loans are concentrated, including the effects of declines in real estate values, an increase in unemployment levels, U.S. fiscal debt, budget and tax matters, U.S. government shutdowns, and slowdowns in economic growth; • the impact of purchase accounting with respect to the Sandy Spring acquisition, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine the fair value and credit marks; • the possibility that the anticipated benefits of our acquisition activity, including our acquisitions of Sandy Spring and American National, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the strength of the economy, competitive factors in the areas where we do business, or as a result of other unexpected factors or events; • potential adverse reactions or changes to business or employee relationships, including those resulting from our acquisitions of Sandy Spring and American National; • our ability to identify, recruit and retain key employees • monetary, fiscal and regulatory policies of the U.S. government, including policies of the U.S. Department of the Treasury and the Federal Reserve; • the quality or composition of our loan or investment portfolios and changes in these portfolios; • demand for loan products and financial services in our market areas; • our ability to manage our growth or implement our growth strategy; • the effectiveness of expense reduction plans; • the introduction of new lines of business or new products and services; • real estate values in our lending area; • changes in accounting principles, standards, rules, and interpretations, and the related impact on our financial statements; • an insufficient ACL or volatility in the ACL resulting from the CECL methodology, either alone or as that may be affected by changing economic conditions, credit concentrations, inflation, changing interest rates, or other factors; • concentrations of loans secured by real estate, particularly commercial real estate; • the effectiveness of our credit processes and management of our credit risk; • our ability to compete in the market for financial services and increased competition from fintech companies; • technological risks and developments, and cyber threats, attacks, or events; • emerging issues related to the development and use of artificial intelligence that could give rise to legal or regulatory action or increase the risk of a cybersecurity attack or the probability that such an attack would be successful; • operational, technological, cultural, regulatory, legal, credit, and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; • the potential adverse effects of unusual and infrequently occurring events, such as weather-related disasters, terrorist acts, geopolitical conflicts or public health events (such as pandemics), and of governmental and societal responses thereto; these potential adverse effects may include, without limitation, adverse effects on macroeconomic conditions, the ability of our borrowers to satisfy their obligations to us, on the value of collateral securing loans, on the demand for our loans or our other products and services, on supply chains and methods used to distribute products and services, on incidents of cyberattack and fraud, on our liquidity or capital positions, on risks posed by reliance on third-party service providers, on other aspects of our business operations and on financial markets and economic growth; • performance by our counterparties or vendors; • deposit flows; • the availability of financing and the terms thereof; • the level of prepayments on loans and mortgage-backed securities; • actual or potential claims, damages, and fines related to litigation or government actions, which may result in, among other things, additional costs, fines, penalties, restrictions on our business activities, reputational harm, or other adverse consequences; • any event or development that would cause us to conclude that there was an impairment of any asset, including intangible assets, such as goodwill; and • other factors, many of which are beyond our control. Please also refer to such other factors as discussed throughout Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our Annual Report on Form 10-K for the year ended December 31, 2025, and related disclosures in other filings, which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and are available on the SEC’s website at www.sec.gov. All risk factors and uncertainties described herein and therein should be considered in evaluating forward-looking statements, and all forward-looking statements are expressly qualified by the cautionary statements contained or referred to herein and therein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or our businesses or operations. Readers are cautioned not to rely too heavily on forward-looking statements. Forward-looking statements speak only as of the date they are made. We do not intend or assume any obligation to update, revise or clarify any forward-looking statements that may be made from time to time by or on behalf of the Company, whether because of new information, future events or otherwise, except as required by law.

3 ADDITIONAL INFORMATION Non-GAAP Financial Measures This presentation contains certain financial information determined by methods other than in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures are a supplement to GAAP, which is used to prepare our financial statements, and should not be considered in isolation or as a substitute for comparable measures calculated in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to non-GAAP financial measures of other companies. We use the non-GAAP financial measures discussed herein in our analysis of our performance. Our management believes that these non-GAAP financial measures provide additional understanding of ongoing operations, enhance comparability of results of operations with prior periods, show the effects of significant gains and charges in the periods presented without the impact of items or events that may obscure trends in our underlying performance, or show the potential effects of accumulated other comprehensive income (or AOCI) or unrealized losses on securities on our capital. This presentation also includes certain projections of non-GAAP financial measures. Due to the inherent variability and difficulty associated with making accurate forecasts and projections of information that is excluded from these projected non-GAAP measures, and the fact that some of the excluded information is not currently ascertainable or accessible, we are unable to quantify certain amounts that would be required to be included in the most directly comparable projected GAAP financial measures without unreasonable effort. Consequently, no disclosure of projected comparable GAAP measures is included, and no reconciliation of forward-looking non-GAAP financial information is included. Please see “Reconciliation of Non-GAAP Disclosures” at the end of this presentation for a reconciliation to the nearest GAAP financial measure. No Offer or Solicitation This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. Market and Industry Data Unless otherwise indicated, market data and certain industry forecast data used in this presentation were obtained from internal reports, where appropriate, as well as third party sources and other publicly available information. Data regarding the industries and markets in which the Company competes, its market position and market share within these industries are inherently imprecise and are subject to significant business, economic and competitive uncertainties beyond the Company's control. In addition, assumptions and estimates of the Company and its industries' future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause future performance to differ materially from assumptions and estimates. About Atlantic Union Bankshares Corporation Headquartered in Richmond, Virginia, Atlantic Union Bankshares Corporation (NYSE: AUB) is the holding company for Atlantic Union Bank. Atlantic Union Bank has branches and ATMs located in Virginia, Maryland, North Carolina and Washington, D.C. Certain non-bank financial services affiliates of Atlantic Union Bank include: Atlantic Union Equipment Finance, Inc., which provides equipment financing; AUB Investments, Inc., which provides investment services; and Atlantic Union Capital Markets, Inc., which provides capital market services.

OUR COMPANY

Soundness | Profitability | Growth

Largest Regional Bank Headquartered in the Lower Mid-Atlantic

HIGHLIGHTS[1]

$37.3 Billion
Assets

$27.9 Billion
Loans

$30.4 Billion
Deposits

178
branches across **Virginia, North Carolina** and **Maryland** footprint

#1
largest regional bank in lower **Mid-Atlantic, Maryland** and **Virginia**[2,3]

$5.5 Billion
Market Capitalization

MID-ATLANTIC PRESENCE



Maryland
BALTIMORE
WASHINGTON
FREDERICKSBURG
STAUNTON
Virginia
CHARLOTTESVILLE
ROANOKE
RICHMOND
NORFOLK
VIRGINIA BEACH
GREENSBORO
RALEIGH
CHARLOTTE
North Carolina
WILMINGTON
Branch (178)
LPO (2)

Atlantic Union Bankshares

1. Assets, Loans, Deposits, and Branch Count are as of March 31, 2026. Market Cap as of April 20, 2026.
2. Based on deposit market share as of June 30, 2025. Regional market: Delaware, Maryland, New Jersey, Pennsylvania, Virginia, Washington, D.C., and West Virginia
3. Regional banks defined as U.S. Banks with <$100 Billion in assets

4

5 Our Core Values Continue to Make us Successful CARING Working together toward common goals, acting with kindness, respect, and a genuine concern for others. COURAGEOUS Speaking openly, honestly, and accepting our challenges and mistakes as opportunities to learn and grow. COMMITTED Driven to help our clients, Teammates, and company succeed, doing what is right and accountable for our actions. Select awards received over the last three years

6 Harnessing Organic Power With the franchise now established, our focus is on maximizing its potential: We Believe AUB Was Built For This Moment We have invested the capital, built the platform, and assembled the team. Now is the time to demonstrate the power of what we have built— delivering sustainable, top-tier performance and returns. Organic growth Deepening relationships, growing our company organically, and leveraging our scale efficiently. Capital generation Shifting from capital deployment to capital creation, targeting top tier returns, earnings growth, and tangible book value per share growth. Disciplined execution Delivering on the promises made to our stakeholders.

AUB Franchise Perspectives

8 Since May 6, 2025 AUB TOTAL SHAREHOLDER RETURN RELATIVE TO KRX INDEX Source: Capital IQ for the period between May 6, 2025 and May 1, 2026

9 Source: Most recent data available from S&P Global; Bureau of Economic Analysis, Bureau of Labor Statistics Our Markets # State Pop. (Millions) 1 California 39.4 2 Texas 32.0 3 Florida 24.0 4 New York 19.9 5 Pennsylvania 13.1 6 Illinois 12.7 7 Ohio 11.9 8 Georgia 11.3 # State HHI ($) 1 District of Columbia 117,508 2 Massachusetts 109,065 3 New Jersey 108,801 4 Maryland 107,134 5 New Hampshire 106,667 6 California 105,694 7 Washington 105,641 8 Hawaii 105,239 # State GDP ($Billions) 1 California 4,251 2 Texas 2,904 3 New York 2,468 4 Florida 1,835 5 Illinois 1,202 6 Pennsylvania 1,056 7 Ohio 967 8 Georgia 925 # State Pop. (Millions) 9 North Carolina 11.2 10 Michigan 10.2 11 New Jersey 9.6 12 Virginia 8.9 13 Washington 8.0 14 Arizona 7.7 15 Tennessee 7.3 18 Maryland 6.3 # State HHI ($) 9 Utah 103,211 10 Connecticut 102,592 11 Colorado 102,130 12 Virginia 99,769 13 Alaska 96,366 14 Minnesota 95,088 15 Rhode Island 93,626 37 North Carolina 79,045 # State GDP ($Billions) 9 Washington 895 10 North Carolina 894 11 New Jersey 887 12 Massachusetts 820 13 Virginia 798 14 Michigan 730 15 Arizona 598 18 Maryland 568 MEDIAN HOUSEHOLD INCOME ($) 2026 POPULATION ( M I LLI O N S ) 2025 GDP ( $ B I LLI O N S ) UNEMPLOYMENT BY STATE # State January 2026 (%) 1 South Dakota 2.2 1 Hawaii 2.2 3 North Dakota 2.6 4 Vermont 2.7 4 Alabama 2.7 6 Nebraska 3.0 7 New Hampshire 3.2 8 Wisconsin 3.3 # State January 2026 (%) 8 Maine 3.3 10 Indiana 3.4 10 Iowa 3.4 17 Virginia 3.7 19 North Carolina 3.8 25 Maryland 4.3 51 District of Columbia 6.7 National Rate 4.3

Market Opportunity in Virginia, Maryland, and North Carolina

Growth opportunity in all three states

VIRGINIA ALL BANKS

Rank	Institution	Deposits ($mm)	Growth Opportunity Market Share (%)	Branches
1	Truist Financial Corp	$48,785	**21.3%**	259
2	Wells Fargo & Co	33,151	**14.5**	178
3	Bank of America Corp.	23, 985	**10.5**	98
4	**Atlantic Union Bankshares Corp**	**20,447**	**8.9**	**131**
5	TowneBank	12,748	5.6	59
6	United Bankshares Inc.	9,571	4.2	80
7	PNC Financial Services Group Inc.	5,344	2.3	53
8	Capital One Financial Corp.	4,093	1.8	20
9	Burke & Herbert	3,555	1.6	37
10	Carter Bank & Trust	3,519	1.5	52
	Top 10 Banks	**$165,198**	**72.2%**	**967**
	All Institutions in Market	**$229,230**	**100.0%**	**1,852**

VIRGINIA BANKS HEADQUARTERED IN VA

Rank	Institution	Deposits ($mm)	Franchise Strength Market Share (%)	Branches
1	**Atlantic Union Bankshares Corp.**	**$20,447**	**23.9%**	**131**
2	TowneBank	12,748	14.9	59
3	Capital One Financial Corp.	4,093	4.8	20
4	Burke & Herbert	3,555	4.2	37
5	Carter Bank & Trust	3,519	4.1	52
6	Primis Financial Corp	3,169	3.7	26
7	First Bancorp Inc.	3,004	3.5	21
8	C&F Financial Corp	2,261	2.7	31
9	Blue Ridge Bankshares Inc.	2,018	2.4	29
10	FVCBankcorp Inc.	1,793	2.1	5
	Top 10 Banks	**$56,607**	**66.3%**	**411**
	All Institutions in Market	**$88,446**	**100.0%**	**829**

MARYLAND ALL BANKS

Rank	Institution	Deposits ($mm)	Growth Opportunity Market Share (%)	Branches
1	Bank of America Corp.	$28,432	16.1%	115
2	Truist Financial Corp.	22,129	12.5	138
3	M&T Bank Corp.	18,687	10.6	157
4	PNC Financial Services Group Inc.	17,919	10.1	118
5	Wells Fargo & Co.	11,895	6.7	74
6	Capital One Financial Corp.	11,342	6.4	42
7	**Atlantic Union Bankshares Corp**	**9,628**	**5.4**	**40**
8	Eagle Bancorp Inc.	6,847	3.9	7
9	Forbright Inc.	6,012	3.4	3
10	Shore Bancshares Inc.	4,859	2.8	35
	Top 10 Banks	**$137,750**	**77.9%**	**729**
	All Institutions in Market	**$176,978**	**100.0%**	**1,150**

NORTH CAROLINA ALL BANKS

Rank	Institution	Deposits ($mm)	Growth Opportunity Market Share (%)	Branches
1	Truist Financial Corp.	$42,730	**18.0%**	275
2	Wells Fargo & Co.	38,469	**16.2**	217
3	First Citizens BancShares Inc.	26,166	**11.0**	197
4	Bank of America Corp.	20,848	**8.8**	107
5	PNC Financial Services Group Inc.	11,463	**4.8**	101
6	First Bancorp	9,514	**4.0**	101
7	F.N.B. Corp.	8,911	**3.8**	94
8	Fifth Third Bancorp	7,676	**3.2**	83
9	First Horizon Corp.	7,099	**3.0**	78
10	Pinnacle Financial Partners Inc.	6,936	**2.9**	48
26	**Atlantic Union Bankshares Corp.**	**892**	**0.4**	**11**
	Top 10 Banks	**$179,812**	**75.7%**	**1,301**
	All Institutions in Market	**$236,907**	**100.0%**	**2,004**

Atlantic Union Bankshares

Source: SNL Financial and FDIC deposit data
Deposit and branch data as of 6/30/25 which is presented on a pro forma basis for any announced transactions
Note: Excludes branches with deposits greater than $6.0 billion

10

Financial Results

2025 FINANCIAL PERFORMANCE AT-A-GLANCE

SUMMARIZED INCOME STATEMENT

	For the years ended December 31			
	2025	2024	$ Change	% Change
Net interest income	$1,154,913	$698,539	$456,374	65.3%
- Provision for credit losses	141,788	50,089	91,699	183.1%
+ Noninterest income	219,436	118,878	100,558	84.6%
- Noninterest expense	895,570	507,534	388,036	76.5%
- Income tax expense	63,276	50,663	12,613	24.9%
Net income (GAAP)	**$273,715**	**$209,131**	**$64,584**	**30.9%**
- Dividends on preferred stock	11,868	11,868	—	0.0%
Net income available to common shareholders (GAAP)	**$261,847**	**$197,263**	**$64,584**	**32.7%**
+ Merger-related costs, net of tax	124,590	33,476	91,114	NM
+ FDIC special assessment, net of tax	—	664	(664)	(100.0%)
+ Deferred tax asset write-down	—	4,774	(4,774)	(100.0%)
+ CECL Day 1 non-PCD loans and RUC provision expense, net of tax	77,742	11,520	66,222	NM
- Loss on sale of securities, net of tax	(62)	(5,129)	5,067	(98.8%)
- Gain on CRE loan sale, net of tax	8,405	—	8,405	NM
- Gain on sale of equity interest in CSP, net of tax	10,994	—	10,994	NM
Adjusted operating earnings available to common shareholders (non-GAAP)[1]	**$444,842**	**$252,826**	**$192,016**	**75.9%**

NM - Not meaningful

EARNINGS METRICS

	For the years ended December 31	
	2025	2024
Net Income available to common shareholders	$261,847	$197,263
Common EPS, diluted	$2.03	$2.24
ROE	6.16%	7.04%
ROTCE (non-GAAP)[1]	12.82%	13.35%
ROA	0.80%	0.88%
Efficiency ratio	65.16%	62.09%
Efficiency ratio (FTE)[1]	64.36%	60.95%
Net interest margin	3.74%	3.27%
Net interest margin (FTE)[1]	3.80%	3.34%

ADJUSTED OPERATING EARNINGS METRICS - NON-GAAP[1]

	For the years ended December 31	
	2025	2024
Adjusted operating earnings available to common shareholders	$444,842	$252,826
Adjusted operating common EPS, diluted	$3.44	$2.88
Core net interest margin (FTE)	3.32%	3.15%
Adjusted operating ROA	1.33%	1.11%
Adjusted operating ROTCE	20.41%	16.85%
Adjusted operating efficiency ratio (FTE)	49.68%	53.31%
Adjusted operating PTPP earnings (FTE)	$627,627	$372,460

PTPP = Pre-tax Pre-provision

Atlantic Union Bankshares

1. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in "Appendix – Reconciliation of Non-GAAP Disclosures"

Note: all tables presented dollars in thousands, except per share amounts

12

Q1 2026 FINANCIAL PERFORMANCE AT-A-GLANCE

SUMMARIZED INCOME STATEMENT

	1Q2026	4Q2025	$ Change	% Change
Net interest income	$312,373	$330,168	($17,795)	(5.4%)
- Provision for credit losses	2,737	2,211	526	23.8%
+ Noninterest income	54,783	57,000	(2,217)	(3.9%)
- Noninterest expense	209,810	243,243	(33,433)	(13.7%)
- Income tax expense	32,444	29,748	2,696	9.1%
Net income (GAAP)	**$122,165**	**$111,966**	**$10,199**	**9.1%**
- Dividends on preferred stock	2,967	2,967	—	0.0%
Net income available to common shareholders (GAAP)	**$119,198**	**$108,999**	**$10,199**	**9.4%**
+ Merger-related costs, net of tax	6,956	29,742	(22,786)	(76.6%)
- Gain on sale of securities, net of tax	2	2	—	0.0%
- Gain on sale of equity interest in CSP, net of tax	—	340	(340)	(100.0%)
Adjusted operating earnings available to common shareholders (non-GAAP)[1]	**$126,152**	**$138,399**	**($12,247)**	**(8.8%)**

EARNINGS METRICS

	1Q2026	4Q2025
Net Income available to common shareholders	$119,198	$108,999
Common EPS, diluted	$0.84	$0.77
ROE	9.78%	8.97%
ROTCE (non-GAAP)[1]	18.63%	17.85%
ROA	1.33%	1.19%
Efficiency ratio	57.14%	62.83%
Efficiency ratio (FTE)[1]	56.45%	62.09%
Net interest margin	3.80%	3.90%
Net interest margin (FTE)[1]	3.85%	3.96%

ADJUSTED OPERATING EARNINGS METRICS - NON-GAAP[1]

	1Q2026	4Q2025
Adjusted operating earnings available to common shareholders	$126,152	$138,399
Adjusted operating common EPS, diluted	$0.89	$0.97
Core net interest margin (FTE)	3.45%	3.41%
Adjusted operating ROA	1.41%	1.50%
Adjusted operating ROTCE	19.62%	22.12%
Adjusted operating efficiency ratio (FTE)	49.86%	47.77%
Adjusted operating PTPP earnings (FTE)	$170,928	$186,713

PTPP = Pre-tax Pre-provision

Atlantic Union Bankshares

1. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in "Appendix – Reconciliation of Non-GAAP Disclosures"

Note: all tables presented dollars in thousands, except per share amounts

13

14 Data as of or for the twelve months ended each respective year STRONG TRACK RECORD OF PERFORMANCE (GAAP) $1.93 $3.26 $2.97 $2.53 $2.24 $2.03 2020 2021 2022 2023 2024 2025 6.14% 9.68% 9.51% 8.27% 7.04% 6.16% 2020 2021 2022 2023 2024 2025 60.19% 61.91% 57.46% 61.32% 62.09% 65.16% 2020 2021 2022 2023 2024 2025 0.83% 1.32% 1.18% 0.98% 0.88% 0.80% 2020 2021 2022 2023 2024 2025 EARNINGS PER SHARE, DILUTED AVAILABLE TO COMMON SHAREHOLDERS ($) RETURN ON EQUITY (ROE) (%) RETURN ON ASSETS (ROA) (%) EFFICIENCY RATIO (%)

Strong Track Record of Performance (Non-GAAP)

ADJUSTED OPERATING RETURN ON TANGIBLE COMMON EQUITY (ROTCE %)[1]



17.1%
17.2%
16.9%
20.4%
19.6%
2022
2023
2024
2025
Q1 2026

Peer Group	2022	2023	2024	2025
Top Quartile	17.3%	17.3%	15.4%	18.6%
Median	15.7%	15.0%	14.2%	16.2%

Q1 2026 AUB Top Quartile Performance



19.6%
16.1%
14.8%
Q1 2026 AUB
Q1 2026 Peer Top Quatile
Q1 2026 Peer Median

ADJUSTED OPERATING RETURN ON ASSETS (ROA %)[1]



1.16%
1.14%
1.11%
1.33%
1.41%
2022
2023
2024
2025
Q1 2026

Peer Group	2022	2023	2024	2025
Top Quartile	1.33%	1.24%	1.30%	1.53%
Median	1.21%	1.04%	1.11%	1.41%

Q1 2026 AUB Median Performance



1.41%
1.60%
1.41%
Q1 2026 AUB
Q1 2026 Peer Top Quartile
Q1 2026 Peer Median

ADJUSTED OPERATING EFFICIENCY RATIO (FTE %)[1]



54.7%
54.2%
53.3%
49.7%
49.9%
2022
2023
2024
2025
Q1 2026

Peer Group	2022	2023	2024	2025
Top Quartile	52%	52%	56%	49%
Median	56%	60%	57%	53%

Q1 2026 AUB Median Quartile Performance



49.9%
47.8%
53.6%
Q1 AUB 2026
Q1 2026 Peer Top Quartile
Q1 2026 Peer Median

Data as of or for the twelve months ended each respective year, except for Q1 2026 which is as of the three months ended March 31, 2026

2022 – 2025 peer group comparisons are from 2025 peer group used by our compensation committee as disclosed in our definitive proxy statement filed with the SEC on March 25, 2026. Q1 2026 peer group is the 2026 peer group as defined by our compensation committee, which consists of publicly traded U.S. banks with assets (as of the end of the first quarter of 2026) ranging from approximately 59% to 329% of our asset size, taking into account the "compatibility" and "comparability" of each company by reviewing, among other things, asset size, geographical location, business model and practices. Peer data per SP Global Intelligence

Non-GAAP financial measure; See reconciliation to most directly comparable GAAP measure in "Appendix -- Reconciliation of Non-GAAP Disclosures"

Atlantic Union Bankshares

15

STRONG CAPITAL POSITION

At March 31, 2026

CAPITAL RATIO	REGULATORY WELL CAPITALIZED MINIMUMS	REPORTED		PRO FORMA INCLUDING AOCI & HTM UNREALIZED LOSSES	
		ATLANTIC UNION BANKSHARES	ATLANTIC UNION BANK	ATLANTIC UNION BANKSHARES	ATLANTIC UNION BANK
Common Equity Tier 1 Ratio (CET1)	6.5%	10.2%	13.1%	9.2%	12.1%
Tier 1 Capital Ratio	8.0%	10.8%	13.1%	9.7%	12.1%
Total Risk Based Capital Ratio	10.0%	14.0%	14.1%	13.0%	13.0%
Leverage Ratio	5.0%	9.3%	11.3%	8.4%	10.4%
Tangible Equity to Tangible Assets (non-GAAP)[1]	-	8.5%	10.5%	8.4%	10.4%
Tangible Common Equity Ratio (non-GAAP)[1]	-	8.0%	10.5%	7.9%	10.4%

		As of 3/31/2026	As of 12/31/2025	% Change
Tangible Book Value per share (non-GAAP)[1]	-	$19.93	$19.69	1.2%

CAPITAL MANAGEMENT STRATEGY

ATLANTIC UNION CAPITAL MANAGEMENT OBJECTIVES ARE TO:

- Maintain designation as a "well capitalized" institution.
- Ensure capital levels are commensurate with the Company's risk profile, capital stress test projections, and strategic plan objectives.

THE COMPANY'S CAPITAL RATIOS ARE WELL ABOVE REGULATORY WELL CAPITALIZED LEVELS AS OF MARCH 31, 2026

- On a pro forma standalone basis, the Company and the Bank would be well capitalized if unrealized losses on securities were realized at March 31, 2026.

CAPITAL MANAGEMENT ACTIONS

- During the first quarter of 2026, the Company paid a common stock dividend of 37 cents per share, which was the same as the fourth quarter of 2025, and an increase of 8.8% from the first quarter of 2025 dividend amount.
- During the first quarter of 2026, the Company paid dividends of $171.88 per outstanding share of Series A Preferred Stock

Atlantic Union Bankshares

1. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in "Appendix – Reconciliation of Non-GAAP Disclosures"
* Capital information presented herein is based on estimates and subject to change pending the Company's filing of its regulatory reports

16

Capital Management Priorities

CAPITAL PRIORITIES

SUPPORT ORGANIC GROWTH

COMMON DIVIDEND PAYOUT RATIO TARGET OF 35%-45%

COMMON SHARE REPURCHASES

CONSOLIDATED COMMON EQUITY TIER 1 CAPITAL RATIO

Target Range **9.5%-10.5%**

(We consider CET1 ratio > 10.5% at the holding company to be excess capital)



9.9%
10.2%
10.3%
10.2%
10.0%
9.8%
10.0%
10.1%
10.2%
2018
2019
2020
2021
2022
2023
2024
2025
Q1 2026

ANNUAL COMMON STOCK DIVIDEND GROWTH



7% 7-year CAGR
$0.88
$0.96
$1.00
$1.09
$1.16
$1.22
$1.30
$1.39
2018
2019
2020
2021
2022
2023
2024
2025

ADJUSTED OPERATING EARNINGS RETURNED TO COMMON SHAREHOLDERS[1]



32%
70%
74%
77%
62%
41%
44%
41%
42%
2018
2019
2020
2021
2022
2023
2024
2025
Q1 2026

$ (000s)	2018	2019	2020	2021	2022	2023	2024	2025	Q1 2026	Total
Common Dividends	$58,001	$78,345	$78,860	$84,307	$86,899	$91,417	$112,007	$180,265	$52,750	$822,851
Share Buybacks	—	$80,280	$49,879	$125,000	$48,231	—	—	—	—	$303,390
Total	$58,001	$158,625	$128,739	$209,307	$135,130	$91,417	$112,007	$180,265	$52,750	$1,126,241

Atlantic Union Bankshares

Data as of or for the twelve months ended each respective year, except for Q1 2026 which is for the three months ended March 31, 2026. Total Common shareholder payout includes common share repurchases, common share dividends and adjusted operating earnings available to common shareholders (Non-GAAP).

1) See reconciliation to most directly comparable GAAP measure in "Appendix -- Reconciliation of Non-GAAP Disclosures"

17

18 We expect to achieve these financial targets in 2026 19% – 20% Return on Tangible Common Equity 1.4% –1.5% Return on Assets 46% – 48% 18 Medium-Term Financial Targets1 KEY FINANCIAL PERFORMANCE OPERATING METRICS BENCHMARKED AGAINST TOP QUARTILE PROXY PEERS Efficiency Ratio (FTE) Atlantic Union is committed to achieving top tier financial performance and providing our shareholders with above average returns on their investment regardless of the operating environment 1. Medium-term is 2026 to 2027

19 2026 Financial Outlook 1. Information on this slide is presented as of April 21, 2026, reflects the Company’s financial outlook, certain of the Company’s financial targets, and key economic and other assumptions, and will not be updated or affirmed unless and until the Company publicly announces such an update or affirmation. The 2026 financial outlook, the Company’s financial targets and the key economic assumptions contain forward-looking statements. These statements are based on current beliefs and expectations of our management and are subject to significant risks and uncertainties, including, but not limited to, volatility and uncertainty in the macro economic environment, changes in federal and state governmental policies, the imposition or expansion of tariffs, sustained inflationary pressures, macroeconomic conditions, and geopolitical instability. As a result, actual results or conditions may differ materially. See the information set forth below the heading “Forward-Looking Statements” on slide 2 of this presentation. 2. Refer to “Additional Information” slide and Appendix for non-GAAP disclosures. FULL YEAR 2026 OUTLOOK 1 Loans (end of period) $29.0 – 30.0 billion Deposits (end of period) $31.0 – 32.0 billion Credit Outlook ACL to loans: ~115 – 120 bps Net charge-off ratio: ~10 – 15 bps Net Interest Income (FTE) 2 ~$1.34 - $1.35 billion Net Interest Margin (FTE) 2 ~3.90% - 4.00% Noninterest Income ~$220 - $230MM Adjusted Operating Noninterest Expense2 (excludes amortization of intangible assets) ~$742- $752MM Amortization of intangible assets ~$60MM Tangible Book Value Growth Per Share ~12-15% growth • The Federal Reserve Bank does not cut the fed funds rate in 2026 and term rates remain stable • Assumes moderate GDP growth and a stable economy in AUB’s branch footprint • Expect Virginia, Maryland, and North Carolina unemployment rate to rise but remain below the national unemployment rate in 2026 KEY ASSUMPTIONS1

20 Dense, uniquely valuable presence across attractive markets FINANCIAL STRENGTH Solid balance sheet & capital levels PEER-LEADING PERFORMANCE Committed to top-tier financial performance ATTRACTIVE FINANCIAL PROFILE Solid dividend yield & payout ratio with earnings upside STRONG GROWTH POTENTIAL Organic & acquisition opportunities OUR SHAREHOLDER VALUE PROPOSITION Positioned for growth and long-term shareholder value creation as a preeminent regional bank with a leading presence in attractive markets LEADING REGIONAL PRESENCE

2026 Annual Meeting APPENDIX

22 RECONCILIATION OF NON-GAAP DISCLOSURES We have provided supplemental performance measures determined by methods other than in accordance with GAAP. These non-GAAP financial measures are a supplement to GAAP, which we use to prepare our financial statements, and should not be considered in isolation or as a substitute for comparable measures calculated in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to non-GAAP financial measures of other companies. We use the non-GAAP financial measures discussed herein in our analysis of our performance. Management believes that these non-GAAP financial measures provide additional understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented without the impact of items or events that may obscure trends in our underlying performance or show the potential effects of accumulated other comprehensive income or unrealized losses on held to maturity securities on our capital. Due to the impact of completing the Sandy Spring acquisition in the second quarter of 2025 and the acquisition of American National Bankshares in the second quarter of 2024, we updated our non-GAAP operating measures beginning in the second quarter of 2025 to exclude the CECL Day 1 non-PCD loans and RUC provision expense. The CECL Day 1 non-PCD loans and RUC provision expense is comprised of the initial provision expense on non-PCD loans, which represents the CECL “double count” of the non-PCD credit mark, and the additional provision for unfunded commitments. The Company does not view the CECL Day 1 non-PCD loans and RUC provision expense as organic costs to run the Company’s business and believes this updated presentation provides investors with additional information to assist in period-to-period and company-to-company comparisons of operating performance, which will aid investors in analyzing the Company’s performance. Prior period non-GAAP operating measures presented in this presentation have been recast to conform to this updated presentation.

23 RECONCILIATION OF NON-GAAP DISCLOSURES Adjusted operating measures exclude, as applicable, merger-related costs, FDIC special assessments, legal reserves associated with our previously disclosed settlement with the Consumer Financial Protection Bureau (“CFPB”), strategic cost savings initiatives (principally composed of severance charges related to headcount reductions, costs related to modifying certain third party vendor contracts, and charges for exiting certain leases), strategic branch closing and related facility consolidation costs (principally composed of real estate, leases and other asset write downs, as well as severance and expense reduction initiatives), the net loss related to balance sheet repositioning (principally composed of gains and losses on debt extinguishment, and charges for exiting certain leases), deferred tax asset write-down, CECL Day 1 non-PCD loans and RUC provision expense, rebranding costs, gain (loss) on sale of securities, gain on sale-leaseback transaction, gain on CRE loan sale, gain on sale of Dixon, Hubard, Feinour & Brown, Inc. (“DHFB”), gain on sale of equity interest in Cary Street Partners (“CSP”), and gain on the sale of Visa, Inc. Class B common stock. The Company believes these non-GAAP adjusted measures provide investors with important information about the continuing economic results of the Company’s operations. ADJUSTED OPERATING EARNINGS & FINANCIAL METRICS For the three months ended For the years ended (Dollars in thousands, except outstanding share and per share amounts) March 31, 2026 December 31, 2025 2025 2024 2023 2022 2021 2020 2019 2018 Operating Measures Net Income (GAAP) $ 122,165 $ 111,966 $ 273,715 $ 209,131 $ 201,818 $ 234,510 $ 263,917 $ 158,228 $ 193,528 $ 146,248 Plus: Merger-related costs, net of tax 6,956 29,742 124,590 33,476 2,850 — — — 22,296 32,065 Plus: FDIC special assessment, net of tax — — — 664 2,656 — — — — — Plus: Legal reserve, net of tax — — — — 6,809 — — — — — Plus: Strategic cost saving initiatives, net of tax — — — — 9,959 — — — — — Plus: Strategic branch closing and facility consolidation costs, net of tax — — — — — 4,351 13,775 5,343 — 849 Plus: Net loss related to balance sheet repositioning, net of tax — — — — — — 11,609 25,979 12,953 — Plus: Deferred tax asset write-down — — — 4,774 — — — — — — Plus: CECL Day 1 non-PCD loans and RUC provision expense, net of tax — — 77,742 11,520 — — — — — — Plus: Rebranding costs, net of tax — — — — — — — 5,099 — Less: Gain (loss) on sale of securities, net of tax 2 2 (62) (5,129) (32,381) (2) 69 9,712 6,063 303 Less: Gain on sale-leaseback transaction, net of tax — — — — 23,367 — — — — — Less: Gain on CRE loan sale, net of tax — — 8,405 — — — — — — — Less: Gain on sale of DHFB, net of tax — — — — — 7,984 — — — — Less: Gain on sale of equity interest in CSP, net of tax — 340 10,994 — — — — — — — Less: Gain on Visa, Inc. Class B common stock, net of tax — — — — — — 4,058 — — — Adjusted operating earnings (non-GAAP) $ 129,119 $ 141,366 $ 456,710 $ 264,694 $ 233,106 $ 230,879 $ 285,174 $ 179,838 $ 227,813 $ 179,859 Less: Dividends on preferred stock 2,967 2,967 11,868 11,868 11,868 11,868 11,868 5,658 — — Adjusted operating earnings available to common shareholders (non-GAAP) $ 126,152 $ 138,399 $ 444,842 $ 252,826 $ 221,238 $ 219,011 $ 273,306 $ 174,180 $ 227,813 $ 179,859 Earnings per share (EPS) Weighted average common shares outstanding, diluted 142,280,978 142,118,797 129,161,421 87,909,237 74,962,363 74,953,398 77,417,801 78,875,668 80,263,557 65,908,573 EPS available to common shareholders, diluted (GAAP) $ 0.84 $ 0.77 $ 2.03 $ 2.24 $ 2.53 $ 2.97 $ 3.26 $ 1.93 $ 2.41 $ 2.22 Adjusted operating EPS available to common shareholders, diluted (non-GAAP) $ 0.89 $ 0.97 $ 3.44 $ 2.88 $ 2.95 $ 2.92 $ 3.53 $ 2.21 $ 2.84 $ 2.71 Dividends on common shares $ 52,750 $ 52,750 $ 180,265 $ 112,007 $ 91,417 $ 86,899 $ 84,307 $ 78,860 $ 78,345 $ 58,001 Share buybacks — — — — — 48,231 125,000 49,879 80,280 — Total return to common shareholders $ 52,750 $ 52,750 $ 180,265 $ 112,007 $ 91,417 $ 135,130 $ 209,307 $ 128,739 $ 158,625 $ 58,001 Net Income (GAAP) Returned to Common Shareholders 43% 47% 66% 54% 45% 58% 79% 81% 82% 40% Adjusted Operating Earnings Returned to Common Shareholders (non-GAAP) 42% 38% 41% 44% 41% 62% 77% 74% 70% 32%

RECONCILIATION OF NON-GAAP DISCLOSURES

The Company believes net interest income (FTE), total revenue (FTE), and total adjusted revenue (FTE), which are used in computing net interest margin (FTE), efficiency ratio (FTE) and adjusted operating efficiency ratio (FTE), provide valuable additional insight into the net interest margin and the efficiency ratio by adjusting for differences in tax treatment of interest income sources. The entire FTE adjustment is attributable to interest income on earning assets, which is used in computing the yield on earning assets. Interest expense and the related cost of interest-bearing liabilities and cost of funds ratios are not affected by the FTE components. The adjusted operating efficiency ratio (FTE) excludes, as applicable, the amortization of intangible assets, losses related to balance sheet repositioning (principally composed of gains and losses on debt extinguishment), merger-related costs, FDIC special assessments, strategic cost savings initiatives (principally composed of severance charges related to headcount reductions, costs related to modifying certain third party vendor contracts, and charges for exiting certain leases), legal reserves associated with our previously disclosed settlement with the CFBP, strategic branch closing and facility consolidation costs (principally composed of real estate, leases and other asset write downs, as well as severance and expense reduction initiatives), gain (loss) on sale of securities, gain on sale-leaseback transaction, gain on sale of DHFB, gain on CRE loan sale, gain on sale of equity interest in CSP, and gain on sale of Visa, Inc. Class B common stock. This measure is similar to the measure used by the Company when analyzing corporate performance and is also similar to the measure used for incentive compensation. The Company believes this adjusted measure provides investors with important information about the continuing economic results of the Company's operations.

ADJUSTED OPERATING EFFICIENCY RATIO

	For the three months ended		For the years ended				
(Dollars in thousands)	March 31, 2026	December 31, 2025	2025	2024	2023	2022	2021
Operating Efficiency Ratio							
Noninterest expense (GAAP)	$ 209,810	$ 243,243	$ 895,570	$ 507,534	$ 430,371	$ 403,802	$ 419,195
Less: Amortization of intangible assets	15,446	17,692	59,668	19,307	8,781	10,815	13,904
Less: Losses related to balance sheet repositioning	—	—	—	—	—	—	14,695
Less: Merger-related costs	9,034	38,626	157,278	40,018	2,995	—	—
Less: FDIC special assessment	—	—	—	840	3,362	—	—
Less: Strategic cost saving initiatives	—	—	—	—	12,607	—	—
Less: Legal reserve	—	—	—	—	8,300	—	—
Less: Strategic branch closing and facility consolidation costs	—	—	—	—	—	5,508	17,437
Adjusted operating noninterest expense (non-GAAP)	**$ 185,330**	**$ 186,925**	**$ 678,624**	**$ 447,369**	**$ 394,326**	**$ 387,479**	**$ 373,159**
Noninterest income (GAAP)	$ 54,783	$ 57,000	$ 219,436	$ 118,878	$ 90,877	$ 118,523	$ 125,806
Less: Gain (loss) on sale of securities	2	2	(81)	(6,493)	(40,989)	(3)	87
Less: Gain on sale-leaseback transaction	—	—	—	—	29,579	—	—
Less: Gain on sale of DHFB	—	—	—	—	—	9,082	—
Less: Gain on CRE loan sale	—	—	10,915	—	—	—	—
Less: Gain on sale of equity interest in CSP	—	457	14,757	—	—	—	—
Less: Gain on Visa, Inc. Class B common stock	—	—	—	—	—	—	5,137
Adjusted operating noninterest income (non-GAAP)	**$ 54,781**	**$ 56,541**	**$ 193,845**	**$ 125,371**	**$ 102,287**	**$ 109,444**	**$ 120,582**
Net interest income (GAAP)	$ 312,373	$ 330,168	$ 1,154,913	$ 698,539	$ 611,013	$ 584,261	$ 551,260
Noninterest income (GAAP)	54,783	57,000	219,436	118,878	90,877	118,523	125,806
Total revenue (GAAP)	**$ 367,156**	**$ 387,168**	**$ 1,374,349**	**$ 817,417**	**$ 701,890**	**$ 702,784**	**$ 677,066**
Net interest income (FTE) (non-GAAP)	$ 316,923	$ 334,789	$ 1,172,074	$ 713,765	$ 625,923	$ 599,134	$ 563,851
Adjusted operating noninterest income (non-GAAP)	54,781	56,541	193,845	125,371	102,287	109,444	120,582
Total adjusted revenue (FTE) (non-GAAP)	**$ 371,704**	**$ 391,330**	**$ 1,365,919**	**$ 839,136**	**$ 728,210**	**$ 708,578**	**$ 684,433**
Efficiency ratio (GAAP)	57.14%	62.83%	65.16%	62.09%	61.32%	57.46%	61.91%
Efficiency ratio FTE (non-GAAP)	56.45%	62.09%	64.36%	60.95%	60.04%	56.27%	60.78%
Adjusted operating efficiency ratio (FTE) (non-GAAP)	49.86%	47.77%	49.68%	53.31%	54.15%	54.68%	54.52%

Atlantic Union Bankshares

24

RECONCILIATION OF NON-GAAP DISCLOSURES

Tangible assets and tangible common equity are used in the calculation of certain profitability, capital, and per share ratios. The Company believes tangible assets, tangible common equity and the related ratios are meaningful measures of capital adequacy because they provide a meaningful base for period-to-period and company-to-company comparisons, which the Company believes will assist investors in assessing the capital of the Company and its ability to absorb potential losses. The Company believes tangible common equity is an important indication of its ability to grow organically and through business combinations as well as its ability to pay dividends and to engage in various capital management strategies. The Company believes that ROTCE is a meaningful supplement to GAAP financial measures and is useful to investors because it measures the performance of a business consistently across time without regard to whether components of the business were acquired or developed internally. Adjusted operating measures exclude, as applicable, merger-related costs, FDIC special assessments, legal reserves associated with our previously disclosed settlement with the CFPB, strategic cost savings initiatives (principally composed of severance charges related to headcount reductions, costs related to modifying certain third party vendor contracts and charges for exiting certain leases), strategic branch closing and related facility consolidation costs (principally composed of real estate, leases and other asset write downs, as well as severance and expense reduction initiatives), the net loss related to balance sheet repositioning (principally composed of gains and losses on debt extinguishment), deferred tax asset write-down, CECL Day 1 non-PCD loans and RUC provision expense, gain (loss) on sale of securities, gain on sale-leaseback transaction, gain on CRE loan sale, gain on sale of DHFB, gain on sale of equity interest in CSP, and gain on the sale of Visa, Inc. Class B common stock. The Company believes these non-GAAP adjusted measures provide investors with important information about the continuing economic results of the Company's operations.

ADJUSTED OPERATING MEASURES & FINANCIAL METRICS

	For the three months ended		For the years ended				
(Dollars in thousands, except per share amounts)	March 31, 2026	December 31, 2025	2025	2024	2023	2022	2021
Return on average assets (ROA)							
Average assets	$ 37,254,857	$ 37,356,117	$ 34,380,986	$ 23,862,190	$ 20,512,402	$ 19,949,388	$ 19,977,551
ROA (GAAP)	1.33%	1.19%	0.80%	0.88%	0.98%	1.18%	1.32%
Adjusted operating ROA (non-GAAP)	1.41%	1.50%	1.33%	1.11%	1.14%	1.16%	1.43%
Return on average equity (ROE)							
Adjusted operating earnings available to common shareholders (non-GAAP)	$ 126,152	$ 138,399	$ 444,842	$ 252,826	$ 221,238	$ 219,011	$ 273,306
Plus: Amortization of intangibles, tax effected	12,202	13,977	47,138	15,253	6,937	8,544	10,984
Adjusted operating earnings available to common shareholders before amortization of intangibles (non-GAAP)	**$ 138,354**	**$ 152,376**	**$ 491,980**	**$ 268,079**	**$ 228,175**	**$ 227,555**	**$ 284,290**
Average equity (GAAP)	5,068,069	4,950,858	4,446,839	2,971,111	2,440,525	2,465,049	2,725,330
Less: Average goodwill	1,733,527	1,726,933	1,592,391	1,139,422	925,211	930,315	935,560
Less: Average amortizable intangibles	307,636	324,099	277,977	73,984	22,951	34,627	49,999
Less: Average perpetual preferred stock	166,356	166,356	166,356	166,356	166,356	166,356	166,356
Average tangible common equity (non-GAAP)	**$ 2,860,550**	**$ 2,733,470**	**$ 2,410,115**	**$ 1,591,349**	**$ 1,326,007**	**$ 1,333,751**	**$ 1,573,415**
ROE (GAAP)	9.78%	8.97%	6.16%	7.04%	8.27%	9.51%	9.68%
Return on average tangible common equity (ROTCE)							
Net Income available to common shareholders (GAAP)	$ 119,198	$ 108,999	$ 261,847	$ 197,263	$ 189,950	$ 222,642	$ 252,049
Plus: Amortization of intangibles, tax effected	12,202	13,977	47,138	15,253	6,937	8,544	10,984
Net Income available to common shareholders before amortization of intangibles (non-GAAP)	**$ 131,400**	**$ 122,976**	**$ 308,985**	**$ 212,516**	**$ 196,887**	**$ 231,186**	**$ 263,033**
ROTCE (non-GAAP)	18.63%	17.85%	12.82%	13.35%	14.85%	17.33%	16.72%
Adjusted operating ROTCE (non-GAAP)	19.62%	22.12%	20.41%	16.85%	17.21%	17.06%	18.07%

Atlantic Union Bankshares

25

RECONCILIATION OF NON-GAAP DISCLOSURES

Tangible assets and tangible common equity are used in the calculation of certain profitability, capital, and per share ratios. The Company believes tangible assets, tangible common equity and the related ratios are meaningful measures of capital adequacy because they provide a meaningful base for period-to-period and company-to-company comparisons, which the Company believes will assist investors in assessing the capital of the Company and its ability to absorb potential losses. The Company believes tangible common equity is an important indication of its ability to grow organically and through business combinations, as well as its ability to pay dividends and to engage in various capital management strategies. The Company also calculates adjusted tangible common equity to tangible assets ratios to exclude AOCI, which is principally comprised of unrealized losses on AFS securities, and to include the impact of unrealized losses on HTM securities. The Company believes that each of these ratios enables investors to assess the Company's capital levels and capital adequacy without the effects of changes in AOCI, some of which are uncertain and difficult to predict, or assuming that the Company realized all previously unrealized losses on HTM securities at the end of the period, as applicable.

TANGIBLE ASSETS, TANGIBLE COMMON EQUITY, AND LEVERAGE RATIO

(Dollars in thousands, except per share amounts)

	As of March 31, 2026		As of December 31, 2025	
	Atlantic Union Bankshares	Atlantic Union Bank	Atlantic Union Bankshares	Atlantic Union Bank
Tangible Assets				
Ending Assets (GAAP)	$ 37,315,011	$ 37,224,225	$ 37,585,754	$ 37,497,857
Less: Ending goodwill	1,754,875	1,754,875	1,733,287	1,733,287
Less: Ending amortizable intangibles	300,099	300,099	315,544	315,544
Ending tangible assets (non-GAAP)	$ 35,260,037	$ 35,169,251	$ 35,536,923	$ 35,449,026
Tangible Common Equity				
Ending equity (GAAP)	$ 5,052,316	$ 5,759,867	$ 5,006,398	$ 5,716,082
Less: Ending goodwill	1,754,875	1,754,875	1,733,287	1,733,287
Less: Ending amortizable intangibles	300,099	300,099	315,544	315,544
Less: Perpetual preferred stock	166,357	—	166,357	—
Ending tangible common equity (non-GAAP)	$ 2,830,985	$ 3,704,893	$ 2,791,210	$ 3,667,251
Net unrealized losses on HTM securities, net of tax	$ (35,456)	$ (35,456)	$ (27,404)	$ (27,404)
Accumulated other comprehensive loss (AOCI)	$ (278,488)	$ (278,514)	$ (256,087)	$ (256,132)
Common shares outstanding at end of period	142,060,496		141,776,886	
Average equity (GAAP)	$ 5,068,069	$ 5,759,823	$ 4,950,858	$ 5,644,166
Less: Average goodwill	1,733,527	1,733,527	1,726,933	1,726,933
Less: Average amortizable intangibles	307,636	307,636	324,099	324,099
Less: Average perpetual preferred stock	166,356	—	166,356	—
Average tangible common equity (non-GAAP)	$ 2,860,550	$ 3,718,660	$ 2,733,470	$ 3,593,134
Book value per common share (GAAP)	$ 34.39		$ 34.14	
Tangible book value per common share (non-GAAP)	$ 19.93		$ 19.69	
Tangible book value per common share, ex AOCI (non-GAAP)	$ 21.89		$ 21.49	

Atlantic Union Bankshares

26

27 RECONCILIATION OF NON-GAAP DISCLOSURES Tangible assets and tangible common equity are used in the calculation of certain profitability, capital, and per share ratios. The Company believes tangible assets, tangible common equity and the related ratios are meaningful measures of capital adequacy because they provide a meaningful base for period-to-period and company-to-company comparisons, which the Company believes will assist investors in assessing the capital of the Company and its ability to absorb potential losses. The Company believes tangible common equity is an important indication of its ability to grow organically and through business combinations, as well as its ability to pay dividends and to engage in various capital management strategies. The Company also calculates adjusted tangible common equity to tangible assets ratios to exclude AOCI, which is principally comprised of unrealized losses on AFS securities, and to include the impact of unrealized losses on HTM securities. The Company believes that each of these ratios enables investors to assess the Company's capital levels and capital adequacy without the effects of changes in AOCI, some of which are uncertain and difficult to predict, or assuming that the Company realized all previously unrealized losses on HTM securities at the end of the period, as applicable. TANGIBLE ASSETS, TANGIBLE COMMON EQUITY, AND LEVERAGE RATIO (Dollars in thousands, except per share amounts) As of March 31, 2026 Atlantic Union Atlantic Union Bankshares Bank Common equity to total assets (GAAP) 13.1% 15.5% Tangible equity to tangible assets (non-GAAP) 8.5% 10.5% Tangible equity to tangible assets, incl net unrealized losses on HTM securities (non-GAAP) 8.4% 10.4% Tangible common equity to tangible assets (non-GAAP) 8.0% 10.5% Tangible common equity to tangible assets, incl net unrealized losses on HTM securities (non-GAAP) 7.9% 10.4% Tangible common equity to tangible assets, ex AOCI (non-GAAP) 8.8% Leverage Ratio Tier 1 capital $ 3,298,944 $ 4,008,482 Total average assets for leverage ratio $ 35,442,183 $ 35,355,630 Leverage ratio 9.3% 11.3% Leverage ratio, incl AOCI and net unrealized losses on HTM securities (non-GAAP) 8.4% 10.4%

28 RECONCILIATION OF NON-GAAP DISCLOSURES All regulatory capital ratios at March 31, 2026 are estimates and subject to change pending the Company’s filing of its FR Y-9C. In addition to these regulatory capital ratios, the Company adjusts certain regulatory capital ratios to include the impacts of AOCI, which the Company has elected to exclude from regulatory capital ratios under applicable regulations, and net unrealized losses on HTM securities, assuming that those unrealized losses were realized at the end of the period, as applicable. The Company believes that each of these ratios help investors to assess the Company's regulatory capital levels and capital adequacy. RISK-BASED CAPITAL RATIOS (Dollars in thousands) As of March 31, 2026 Atlantic Union Bankshares Atlantic Union Bank Risk-Based Capital Ratios Net unrealized losses on HTM securities, net of tax $ (35,456) $ (35,456) Accumulated other comprehensive loss (AOCI) $ (278,488) $ (278,514) Common equity tier 1 capital $ 3,132,588 $ 4,008,482 Tier 1 capital $ 3,298,944 $ 4,008,482 Total capital $ 4,296,841 $ 4,304,138 Total risk-weighted assets $ 30,679,745 $ 30,591,393 Common equity tier 1 capital ratio 10.2% 13.1% Common equity tier 1 capital ratio, incl AOCI and net unrealized losses on HTM securities (non-GAAP) 9.2% 12.1% Tier 1 capital ratio 10.8% 13.1% Tier 1 capital ratio, incl AOCI and net unrealized losses on HTM securities (non-GAAP) 9.7% 12.1% Total capital ratio 14.0% 14.1% Total capital ratio, incl AOCI and net unrealized losses on HTM securities (non-GAAP) 13.0% 13.0%

29 RECONCILIATION OF NON-GAAP DISCLOSURES The Company believes net interest income (FTE), total revenue (FTE), which are used in computing net interest margin (FTE), core net interest margin (FTE), efficiency ratio (FTE) and adjusted operating efficiency ratio (FTE), provide valuable additional insight into the net interest margin and the efficiency ratio by adjusting for differences in tax treatment of interest income sources. The entire FTE adjustment is attributable to interest income on earning assets, which is used in computing the yield on earning assets. Interest expense and the related cost of interest-bearing liabilities and cost of funds ratios are not affected by the FTE components. NET INTEREST MARGIN AND CORE NET INTEREST MARGIN (Dollars in thousands) For the three months ended For the years ended March 31, 2026 December 31, 2025 2025 2024 Net interest income (GAAP) $ 312,373 $ 330,168 $ 1,154,913 $ 698,539 FTE adjustment 4,550 4,621 17,161 15,226 Net interest income (FTE) (non-GAAP) $ 316,923 $ 334,789 $ 1,172,074 $ 713,765 Noninterest income (GAAP) 54,783 57,000 219,436 118,878 Total revenue (FTE) (non-GAAP) $ 371,706 $ 391,789 $ 1,391,510 $ 832,643 Net interest income (FTE) (non-GAAP) $ 316,923 $ 334,789 $ 1,172,074 $ 713,765 Purchase accounting adjustments 32,714 45,960 145,970 40,476 Core net interest income (FTE) (non-GAAP) $ 284,209 $ 288,829 $ 1,026,104 $ 673,289 Average earning assets $ 33,377,790 $ 33,555,065 $ 30,876,034 $ 21,347,677 Net interest margin (GAAP) 3.80% 3.90% 3.74% 3.27% Net interest margin (FTE) (non-GAAP) 3.85% 3.96% 3.80% 3.34% Core net interest margin (FTE) (non-GAAP) 3.45% 3.41% 3.32% 3.15%

30 RECONCILIATION OF NON-GAAP DISCLOSURES Adjusted operating pre-tax pre-provision earnings (FTE) excludes, as applicable, the provision for credit losses, which can fluctuate significantly from period-to-period under the CECL methodology, income tax expense, merger-related costs, FDIC special assessment, FTE adjustment, gain (loss) on sale of securities, gain on CRE loan sale, and gain on sale of equity interest in CSP. The Company believes this adjusted measure provides investors with important information about the continuing economic results of the Company’s operations. ADJUSTED OPERATING PRE-TAX PRE-PROVISION EARNINGS (FTE) (Dollars in thousands) For the three months ended For the years ended March 31, 2026 December 31, 2025 2025 2024 Net income (GAAP) $ 122,165 $ 111,966 $ 273,715 $ 209,131 Plus: Provision for credit losses 2,737 2,211 141,788 50,089 Plus: Income tax expense 32,444 29,748 63,276 50,663 Plus: Merger-related costs 9,034 38,626 157,278 40,018 Plus: FDIC special assessment — — — 840 Plus: FTE adjustment 4,550 4,621 17,161 15,226 Less: Gain (loss) on sale of securities 2 2 (81) (6,493) Less: Gain on CRE loan sale — — 10,915 — Less: Gain on sale of equity interest in CSP — 457 14,757 — Adjusted operating pre-tax pre-provision earnings (FTE) (non-GAAP) $ 170,928 $ 186,713 $ 627,627 $ 372,460